     AMENDED AND RESTATED WARRANT AGREEMENT dated as of January 8, 1998 between OUTSOURCING SERVICES GROUP, INC., a company duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), and Chase Manhattan Capital, L.P. (the "Investor") .

     WHEREAS, the Issuer, the Subsidiary Guarantors listed on the signature pages thereof and The Chase Manhattan Bank, N.A., are parties to an Amended and Restated Senior Subordinated Loan Agreement dated as of June 30, 1997, providing, subject to the terms and conditions thereof, for senior subordinated notes of the Issuer in an aggregate original principal amount of $6,000,000 to be issued to The Chase Manhattan Bank and such notes are being paid concurrently herewith.

     WHEREAS, the Investor currently holds warrants for 80,883 shares of common stock of the Issuer.

     WHEREAS, the Company is currently refinancing its senior debt and expects to issue high-yield notes, and wishes to modify the warrants in connection therewith.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1.     Definitions; Accounting Terms and Determinations.

     1.01 Definitions. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

     "Accruing Liability" shall have the meaning assigned to such term in
Section 10-02(c).

     "Additional Common Stock" shall mean all shares of Common Stock issued or sold by the Issuer on or after the date hereof, other than Excluded Securities.

     "Affiliate" shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

     "Applicable Disposition" shall mean any sale, transfer or other disposition, prior to the date of a Qualified IPO, by a Principal
Shareholder or any Affiliate of such Principal Shareholder of Common Stock representing in excess of 10% the aggregate amount of Common Stock beneficially owned by such Principal Shareholder and its Affiliates.

     "Board" shall mean the Board of Directors of the Issuer.

     "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

     "Call Notice" shall have the meaning assigned to such term in Section 11.01(b).

     "Call Notice Date" shall mean the date on which a Call Notice shall be received by the Holders.

     "Call Price Per Unit" shall mean, as at any date, (a) Fair Market Value as of such date divided by (b) the number of shares of Common Stock outstanding on such date on a fully diluted basis.


     "Call Right" shall mean the right of the Issuer to purchase Warrants and Warrant Stock pursuant to, and in accordance with, Section 11.01.

     "Closing Date" shall mean January 8, 1998

     "Commission" shall mean the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act and/or the Exchange Act.

     "Common Stock" shall mean the Common Stock of the Issuer, par value $0.001 per share, or any other common stock or other securities receivable thereon, or into which the Common Stock is convertible or exchangeable, as a result of any recapitalization, reclassification, merger or consolidation of, or deposition of assets by, the Issuer.

     "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" shall have meanings correlative thereto.

     "Convertible Securities" shall mean evidences of indebtedness, interests or other securities or rights which are exchangeable for or exercisable or convertible into shares of Common Stock either immediately or pon the arrival of a specified date or the occurrence of a specified event.

     "Date of Issuance" shall have the meaning assigned to such term in
Section 14 hereof.

     "Demand Registration" shall have the meaning assigned to such term in
Section 7.01 hereof.

     "Election Notice" shall have the meaning assigned to such term in
Section 14 hereof.

     "Election Period" shall have the meaning assigned to such term in
Section 14 hereof.

     "Equity Securities" means Voting Securities, Convertible Securities and Rights to Purchase Voting Securities.

     "Excluded Securities" shall mean (a) shares of Common Stock issued or issuable upon exercise of any options or warrants and other securities (including options and warrants) issued to employees, consultants, advisors, officers and directors, or (b) securities issued in connection with any acquisition or merger.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Exercise Price" shall have the meaning assigned to such term in the form of Warrant attached as Annex 1 hereto.

     "Expiration Date" shall have the meaning assigned to such term in form of the Warrant attached as Annex 1 hereto.

     "Fair Market Value" shall mean, as at any Put Notice Date, Call
Notice Date or any other date specified herein, as the case may be (i) if there is not a public market for the Common Stock, the price for which all the outstanding shares of Common Stock (on a fully diluted basis, assuming receipt of applicable consideration for any conversion, exchange or exercise of any Convertible Securities or Options which are exchangeable for or convertible or exercisable into shares of Common Stock unless they are Out of the Money) could be sold in an arm's length transaction to a third party which is not an Affiliate in a sale conducted in an orderly manner with a reasonable time for conducting the same, treating the Issuer and its Subsidiaries as a going concern and without regard to the lack of liquidity of the Common Stock due to any restrictions contained in this Agreement or otherwise or any discount for minority interests and assuming the conversion or exchange of all securities then outstanding which are convertible into or exchangeable for Common Stock and the exercise of all rights and warrants (including the Warrants) then outstanding and exercisable to purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, or (ii) if there shall be a public market for the Common Stock, the average of the daily market prices for each day during the 30 consecutive trading days commencing 45 Business Days before such date as of which such a price can be established in the manner set forth below. The market price for each such Business Day shall be the last sale price on such day as reported in the Consolidated Last Sale Reporting System or as quoted in the National Association of Securities Dealers Automated Quotation System, or if such last sale price is not available, the average of the closing bid and asked prices as reported in either such system, or in any other case the higher bid price quoted for such day as reported by The Wall Street Journal and the National Quotation Bureau pink sheets.

     If the Fair Market Value is being determined in connection with the exercise of a Put Right, within 15 days after the applicable Put Notice Date, the Issuer and the Holder exercising such Put Right shall each designate a representative and such representatives will meet and use their best efforts to reach an agreement on the Fair Market Value. If the Fair Market Value is being determined in connection with the exercise by the Issuer of a Call Right, within 15 days after the applicable Call Notice Date, the Issuer and the Majority Warrant Stock Holders shall each designate a representative and such representatives will meet and use their best efforts to reach an agreement on the Fair Market Value.

     If the representatives referred to in the preceding paragraph are unable to reach such agreement within 15 days after the date on which the later of the two representatives are designated, then (A) the holder exercising its Put Right or the Majority Warrant Stock Holders, as the case may be, shall immediately designate one Independent Appraiser; (B) the Issuer shall immediately designate one Independent Appraiser; (C) the two Independent Appraisers so selected shall, within 15 days after the date on which the later of the two Independent Appraisers are appointed, determine independently the Fair Market Value using the parameters established in the first paragraph of this definition; (D) if the lesser of the two appraised values exceeds or is equal to 90% of the other appraised value, then the Fair Market Value will be the average of the two, which average amount shall be conclusive and binding upon all the applicable parties; (E) if the lesser of the two appraised values is less than 90% of the other appraised value, then the two appraisers shall, within 15 days of the date of the later of the two appraisals appoint a third Independent Appraiser; and (F) the third Independent Appraiser so selected shall, within 15 days of its appointment, determine independently the Fair Market Value (which shall be an amount within the range established by the other two appraisal values) using the parameters established in the first paragraph of this definition,


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which determination shall be conclusive and binding upon all the applicable parties.

     The Issuer will provide each Independent Appraiser with all information about the Issuer and its Subsidiaries which such Independent Appraiser reasonably deems necessary for determining the Fair Market Value. The fees and expenses of the appraisal process (including those of the Independent Appraisers) will be paid by the Issuer. The Issuer may require that the Independent Appraisers keep confidential any non-public information received as a result of this paragraph pursuant to reasonable confidentiality arrangements.

     "Financing" shall mean the borrowing of money by the Issuer (including in connection with any refinancing of existing indebtedness for borrowed money of the Issuer), the sale or issuance of Additional Common Stock, a recapitalization of the Issuer, a revaluation of the Issuer's assets (to the extent permitted under applicable law and GAAP), transfers by the Issuer from its capital to its surplus accounts, effecting the sale of the Warrants and/or the Warrant Stock required to be purchased by the Issuer under Section 10 to one or more third parties or any other transaction (other than a sale of a majority of the assets of the Issuer) pursuant to which the Issuer makes available funds in an amount sufficient to satisfy in cash all of its obligations under Section 10.

     "GAAP" shall mean generally accepted accounting principles, consistently applied throughout the specified period.

     "Go-Along Notice" shall have the meaning assigned to such term in
Section 9.02.

     "Go-Along Sale" shall mean the sale, transfer or other disposition by a Principal Shareholder and its Affiliates at any time prior to a Qualified IPO of 50% or more of the Common Stock and other equity interests in the Issuer beneficially owned by such Principal Shareholder and its Affiliates in a bona fide arm's length transaction to or with a Third Party Purchaser for consideration consisting solely of cash and/or marketable securities.

     "Go-Along Seller" shall have the meaning assigned to such term in
Section 9.01.

     "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory, monetary or administrative powers or functions of or pertaining to government.

     "Holder" shall mean any Person who acquires Warrants or Warrant Stock pursuant to the provisions of this Agreement, including any transferees of Warrants or Warrant Stock; provided, however, that a holder of Warrant Stock purchased pursuant to an effective registration statement or pursuant to Rule 144 shall not be deemed a Holder.

     "Include" and "including" shall be construed as if followed by the phrase "without being limited to".

     "Indebtedness" means with respect to any Person without duplication,
(i) all indebtedness, obligations and liabilities of such Person for borrowed money, (ii) all indebtedness, obligations and liabilities of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all capitalized lease obligations of such Person, assumed as the deferred purchase price of property, all conditional sale obligations and all indebtedness, obligations and liabilities under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are not overdue by 90 days or more or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted), (v) all indebtedness, obligations and liabilities for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (vi) guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (i) through (v) above and clause (viii) below, (vii) all indebtedness, obligations and liabilities of any other Person of the type referred to in clauses (i) through (vi) which are secured by any lien on any property or asset of such Person, the amount of such Indebtedness being deemed to be the lesser of the fair market value of such property or asset or the amount of the Indebtedness so secured, and
(viii) all indebtedness, obligations and liabilities under currency agreements and interest swap agreements of such Person.

     "Independent Appraiser" shall mean an appraiser which is a recognized independent expert (including any Investment Banking Firm) experienced in valuing businesses similar or related to the principal business of the Issuer and its Subsidiaries.

     "Investment Banking Firm" shall mean a nationally recognized investment banking firm.

     "Investor" shall have the meaning assigned to such term in the preamble of this Agreement.

     "Issue Price" shall have the meaning assigned to such term in Section
14.


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     "Issuer" shall have the meaning assigned to such term in the preamble of this Agreement.

     "Kolmar Acquisition" shall mean Issuer's acquisition of the issued and outstanding shares of Kolmar Laboratories, Inc. and certain assets owned by CCL Industries Inc., an indirect parent of Kolmar Laboratories, Inc. pursuant to the Share and Asset Purchase Agreement dated October 28, 1998, as amended.

     "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Majority Warrant Stock Holders" shall mean the Holders of a majority of the Warrant Stock issued or issuable upon exercise of the Warrants. For purposes of giving notices, waivers and consents hereunder, Holders of Warrants shall be deemed holders of the Warrant Stock issued on exercise thereof.

     "NASDAQ" shall mean the National Association of Securities Dealers automated quotation system.

     "Notice of Issuance" shall have the meaning assigned to such term in
Section 14.

     "Option Plan" shall mean an Employee Stock Option Plan of the Issuer approved by each of the Issuer's non-employee directors.

     "Option" shall mean any warrant, option or other right to subscribe for or purchase shares of Common Stock.

     "Other Equity Documents" shall mean the Option Plan, the Stockholders Agreement, the certificate of incorporation of the Issuer, the by-laws of the Issuer and any other instrument or document of organization or governance of the Issuer.

     "Out of the Money" shall mean (a) in the case of an Option, that the fair market value of shares of Common Stock which the holder thereof is entitled to purchase or subscribe for is less than the exercise price of such Option and (b) in the case of a Convertible Security, that the quotient resulting from dividing the fair market value of such Convertible Security by the number of shares of Common Stock into or for which such Convertible Security is exercisable, convertible or exchangeable is greater than the fair market value of a share of Common Stock.

     "Person" shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Principal Shareholder" shall mean any of Howard Lim, Walter Lim, ASC Investment Partners, L.P., The Gordon + Morris Investment Partnership, L.P. and HarbourVest Partners IV-Direct Fund, L.P.

     "Put Closing Date" shall have the meaning assigned to such term in
Section 10.02(a).

     "Put Notice" shall have the meaning assigned to such term in Section 10.01(b).

     "Put Notice Date" shall mean, with respect to a Put Notice, the date on which such Put Notice is given or deemed given, as the case may be, to the Issuer.

     "Put Postponement" shall have the meaning assigned to such term in
Section 10.02(c).

     "Put Price Per Unit" shall mean, as at any date, (a) the Fair Market Value as of such date divided by (b) the number of shares of Common Stock outstanding on such date on a fully diluted basis.

     "Put Reactivation Date" shall have the meaning assigned to such term in Section 10.02(c).

     "Put Response Notice" shall have the meaning assigned to such term in
Section  10.02(b).

     "Put Right" shall mean the right of a Holder to require the Issuer to purchase Warrants and Warrant Stock pursuant to, and in accordance with,
Section 10.

                "Put Withdrawal Notice" shall have the meaning assigned to such term in Section 10.02(b).

                "Qualified IPO" shall mean the Issuer's first firm commitment underwritten public offering involving the sale of Common Stock of the Issuer for an aggregate purchase price of at least $10,000,000 (before the payment of underwriting discounts and commissions), pursuant to


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an effective registration statement under the Securities Act.

                "Relevant Majority Holders" shall have the meaning assigned to such term in the definition of "Fair Market Value" in this
Section 1.

                "Restricted Certificate" shall mean a certificate for Warrant Stock or Warrants bearing or required to bear the restrictive legend set forth in Section 4.03.

                "Restricted Securities" shall mean Restricted Warrant Stock and Restricted Warrants.

                "Restricted Warrant Stock" shall mean Warrant Stock evidenced by a Restricted Certificate.

                "Restricted Warrants" shall mean Warrants evidenced by a Restricted Certificate.

                "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act (or any successor or similar rule then in force).

                "Rule 144A" shall mean Rule 144A promulgated by the Commission under the Securities Act (or any successor or similar rule then in force).

                "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Seller" shall have the meaning assigned to such term in
Section 7.01 hereof.

                "Seller Notice" shall have the meaning assigned to such term in Section 7.01 hereof.

                "Senior Debt" shall mean the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) fees and expenses on any Indebtedness of the Issuer, whether outstanding on the Closing Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Indebtedness incurred under the Senior Subordinated Credit Agreement. Without limiting the generality of the foregoing, "Senior Debt" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereof, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, (w) all monetary obligations of every nature of the Issuer under the Senior Credit Agreement and the Senior Subordinated Credit Agreement, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities,
(y) all interest swap obligations and (z) all obligations under currency agreements, in each case whether outstanding on the Closing Date or thereafter incurred. Notwithstanding the foregoing, "Senior Debt" shall not include (i) any Indebtedness of the Issuer to a Subsidiary of the Issuer, (ii) Indebtedness to, or guaranteed on behalf of, any director, officer or employee of the Issuer or any Subsidiary of the Issuer (including, without limitation, amounts owed for compensation),
(iii) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services, (iv) any liability for federal, state, local or other taxes owed or owing by the Issuer,
(v) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Issuer, (vi) Indebtedness incurred in violation of the Senior Credit Agreement or the Senior Subordinated Credit Agreement.

                "Senior Credit Agreement" shall mean the Credit Agreement dated as of January __, 1998, between the Issuer, Guarantor, Piedmont Laboratories, Inc. and Aerosol Services Company, Inc., as Initial Borrowers, the lenders party thereto in their capacities as lenders thereunder and BT Commercial Corporation, as agent, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (provided that there is no increase in the aggregate principal amount of Indebtedness, as in effect at such time, of the Issuer and its Subsidiaries) or adding Subsidiaries of the Issuer as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                "Senior Credit Subordinated Credit Agreement" shall mean
the Senior Subordinated Credit Agreement, dated as of January   , 1998,
among the Issuer, as Borrower, Bankers Trust Company, as Agent, and the Guarantors and Lenders party thereto, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (specifically including the documents governing any notes issued to refinance the Senior Subordinated Credit Agreement,) or adding Subsidiaries of the Issuer as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                "Shareholder" shall mean any Person who directly or indirectly owns any shares of Common Stock (including Warrant Stock).

                "Stock Unit" shall mean one share of Common Stock, as such Common Stock is constituted on the date hereof, and thereafter shall mean such number of shares (including any fractional shares) of Common Stock and other securities, cash or other property as shall result from the adjustments specified in Section 4.

                "Stockholders Agreement" shall mean the Stockholder Agreement, dated as of June 30, 1997, among the Investor, the Issuer and certain shareholders of the Issuer, as it may hereafter be amended, including by the Amendment to Stockholder Agreement dated as of January 8, 1998.

                "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any company, partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a direct or indirect Subsidiary of the Issuer.

                "Tag-Along Sale" shall have the meaning assigned to such term in Section 8.01.

                "Tag-Along Seller" shall have the meaning assigned to such term in Section 8.01.

                "Third Party Purchaser" shall mean an entity not otherwise an Affiliate of the Issuer or a Subsidiary or any of the Issuer's
Shareholders, which Person purchases Common Stock in a Go-Along Sale.

                "Voting Securities" means the Common Stock and any other securities of the Issuer of any kind or class having power generally to vote for the election of directors;

                "Rights to Purchase Voting Securities" means options and rights issued by the Company whether presently exercisable or not) to purchase Voting Securities or Convertible Voting Securities.

                "Warrant Stock" shall mean all shares of Common Stock issuable from time to time upon exercise of the Warrant.

                "Warrant" and "Warrants" shall mean the Warrant originally issued by the Issuer pursuant to this Agreement, evidencing rights to purchase up to an aggregate of 80,883 Stock Units (which represents 6.0% of the outstanding shares of Common Stock on a fully diluted basis on the date hereof), and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

                1.02 Accounting Terms and Determinations. Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holder hereunder shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with the terms of this Agreement shall (except as otherwise may be expressly provided herein) be made by application of GAAP.


     SECTION 2. Purchase and Sale of Warrant.

                2.01 Authorization and Issuance of Warrant Stock and Warrant. The Issuer has authorized: (a) the issuance of the Warrant evidenced by the warrant certificate in the form of Annex 1; and (b) the issuance of such number of shares of Common Stock as shall be necessary to permit the Issuer to comply with its obligations to issue shares of Common Stock pursuant to the Warrant.

                2.02 Issuance of the Warrant.  On the Closing Date:

                (a) the Issuer shall confirm to the Investor the validity of the Warrant;

                (b) the Issuer shall deliver to the Investor a legal opinion from counsel to the Issuer in form and substance satisfactory to the Investor.

                2.03 Purchase for Investor's Account. The Investor represents and warrants to the Issuer as follows:

                (a)       The Investor purchased the Warrant     for
investment for its own account, without a view to the distribution thereof, all without prejudice, however, to the right of the Investor at any time, in accordance with this Agreement, lawfully to sell or otherwise to dispose of all or any part of the Warrant or the Warrant Stock held by it.

                (b) The Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                2.04 Securities Act Compliance. The Investor understands that the Issuer has not registered the Warrant or the Warrant Stock under the Securities Act or applicable state securities laws, and the Investor agrees that neither the Warrant nor the Warrant Stock shall be sold or transferred or offered for sale or transfer without registration or qualification under the Securities Act or applicable state securities laws or the availability of an exemption therefrom, all as more fully provided in Section 4.

     SECTION 3. Representations and Warranties. The Issuer represents and warrants as follows:

                3.01 Existence; Qualification. Each of the Issuer and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of the Issuer and its Subsidiaries is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in every jurisdiction where the failure to be so qualified would have a material adverse effect on the business, financial condition, operations, assets, prospects, liabilities or capitalization of the Issuer and its Subsidiaries taken as a whole and has all requisite corporate power and authority to transact its business as now conducted in all such jurisdictions.

                3.02 No Breach. The execution, delivery and performance of this Agreement and the Warrant by the Issuer and the consummation by it of the transactions contemplated hereby and thereby will not (a) violate the certificate of incorporation or by-laws or any other instrument or document of organization or governance of the Issuer, (b) violate, or result in a breach of or default under, any other material instrument or agreement to which the Issuer is a party or is bound, (c) violate any judgment, order, injunction, decree or award against or binding upon the Issuer, (d) result in the creation of any material Lien upon any of the properties or assets of the Issuer (other than as contemplated by the Senior Credit Agreement), or (e) violate any law, rule or regulation relating to the Issuer.

                3.03 Corporate Action. The Issuer has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Warrant; the execution, delivery and performance by the Issuer of this Agreement and the Warrant have been duly authorized by all necessary action (including all Shareholder action) on the part of the Issuer; this Agreement and the Warrant have been duly executed and delivered by the Issuer and constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms; the Warrant Stock initially covered by the Warrant has been duly and validly authorized and reserved for issuance and shall, when paid for, issued and delivered in accordance with the Warrant, be duly and validly issued, fully paid and nonassessable and free and clear of any Liens; and none of the Warrant Stock issued pursuant to the terms hereof will be in violation of any preemptive rights of any Shareholder.

                3.04 Approvals. Except in connection with the registration of the Warrant Stock pursuant to Section 7 and as required under applicable California securities laws, no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person are necessary for the execution, delivery or performance by the Issuer of this Agreement or the Warrant or for the validity or enforceability thereof. Any such action required to be taken as a condition to the execution and delivery of this Agreement, or the execution, issuance and delivery of the Warrant, has been duly taken by all such Governmental Authorities or other Persons, as the case may be.

                3.05 Investment Company Act. The Issuer is not an "investment company," or a company "controlled by" an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                3.06 Public Utility Holding Company Act. The Issuer is not a "holding company," or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                3.07 Capitalization.

                (a) On the date hereof, the total number of shares of Common Stock that the Issuer has authority to issue is 6,000,000 of which 1,267,174 are, and 3,360,174 immediately after the Kolmar Acquisition, will be outstanding. Upon the issuance of the Warrant under this Agreement, other than the Warrant and the Stockholders Agreement, the Issuer did not have outstanding any Convertible Securities or Options exercisable or convertible into or exchangeable for any interests or other equity rights of the Issuer, nor did it have outstanding any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any interests or equity rights of the Issuer or Convertible Securities exercisable or convertible into or exchangeable for any interests or equity rights of the Issuer, except for options in favor of managers issued pursuant to an Option Plan.

                (b) Other than the Other Equity Documents and this Agreement and the documents pertaining to the Senior Subordinated Credit Agreement, there is not in effect on the date hereof any agreement by the Issuer pursuant to which any holders of equity securities of the Issuer have a right to cause the Issuer to register such equity securities under the Securities Act or any agreement to which the Issuer or (to its knowledge) any of its Shareholders is a party relating to the voting, transfer or sale of such equity securities.

                (c) Except for the Stockholders Agreement, there is not in effect on the date hereof any agreement by the Issuer or any of its Shareholders which (i) restricts the transferability of the Warrant and/or the Warrant Stock, except as provided in Sections 4 and 5, (ii) restricts the transferability of the right of the Holder in this Agreement to any transferee of all or a portion of the Holder's Warrant and/or Warrant Stock, or (iii) requires any consent or other approval of any Person to the exercise of the Warrant by the Holder or the issuance of Warrant Stock upon such exercise.

                3.08 Private Offering.

                (a)       Assuming the truth and accuracy of the
Investor's representations and warranties contained in Section 2.03, the issuance and sale of the Warrant to the Investor hereunder are exempt from the registration and prospectus delivery requirements of the Securities Act.

                (b) All equity interests of the Issuer heretofore issued and sold by the Issuer were and all securities of the Issuer issued and sold by the Issuer on the date hereof are being issued and sold in accordance with, or were exempt from, the registration and prospectus delivery requirements of the Securities Act.

                3.09 Litigation.

                (a)       There is no action, suit, proceeding or
investigation pending or, to the best of the Issuer's knowledge after due inquiry, threatened against the Issuer or any of its Subsidiaries before any Governmental Authority seeking to enjoin the transactions contemplated by this Agreement or the Warrant.

                (b) There are no legal or arbitral proceedings or any proceedings by or before any Governmental Authority, now pending or (to the knowledge of the Issuer) threatened against the Issuer or any of its Subsidiaries which, if adversely determined, is likely to have a material adverse effect on the business, financial condition, operations, assets, prospects, liabilities or capitalization of the Issuer and its Subsidiaries taken as a whole which has not been described on the schedules to the Senior Credit Agreement.

                3.10 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Issuer directly with the Investor without the intervention of any Person on behalf of the Issuer in such manner as to give rise to any valid claim by any Person against the Investor or the Holder for a finder's fee, brokerage commission or similar payment.

     SECTION 4. Restrictions on Transferability.

                4.01 Transfers Generally.  Except as otherwise provided in
Section 5 and subject to the Issuer's consent, which shall not be unreasonably withheld (as measured by the Stockholders Agreement), the Restricted Securities shall be transferable only upon the conditions specified in this Section 4 and in Section 7, which conditions are intended to insure compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Restricted Securities.

                4.02 Transfers of Restricted Securities Pursuant to Registration Statements, Rule 144 and Rule 144A. The Restricted Securities may be offered or sold by the Holder thereof pursuant to (a) an effective registration statement under the Securities Act, (b) to the extent applicable, Rule 144 or Rule 144A or (c) any other legally available means of transfer.

                4.03 Restrictive Legends. Unless and until otherwise permitted by this Section 4, the certificate for the Warrant issued under this Agreement, each certificate for any Warrants issued to any subsequent transferee of any such certificate, each certificate for any Warrant Stock issued upon exercise of any Warrant and each certificate for any Warrant

Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN AMENDED AND RESTATED WARRANT AGREEMENT DATED AS OF JANUARY 8, 1998 (THE "WARRANT AGREEMENT"), BETWEEN OUTSOURCING SERVICES GROUP, INC., A DELAWARE COMPANY (THE "ISSUER"), AND CHASE MANHATTAN CAPITAL, L.P., AS THE WARRANT AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT."

                4.04 Termination of Restrictions. All of the restrictions imposed by this Section 4 upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and applicable state securities laws and sold by the Holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or is eligible to be sold under and pursuant to paragraph (k) of Rule 144. Whenever the restrictions imposed by this
Section 4 shall terminate as to any Restricted Security as hereinabove provided, the Holder thereof shall be entitled to receive from the Issuer, without expense, a new certificate evidencing such Restricted Security not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Restricted Security.

                SECTION 5.  Dispositions of Securities.

                5.01 Dispositions of Securities.

                (a) Notwithstanding anything herein to the contrary, no Investor may assign all or any portion of its rights under this Agreement and the Warrant(s) held by such Investor if after giving effect to such transfer there would be more than five holders of the Warrants. Subject to the foregoing and to compliance with the Securities Act and the Stockholders Agreement, applicable state securities laws and the requirement as to placement of a legend on certificates for Restricted Securities specified in Section 4.03, this Warrant and all rights hereunder are transferable (subject to any restrictive legends hereon), in whole or in part, upon surrender of this Warrant to the Issuer, together with a written assignment of this Warrant duly executed by the Holder hereof or such holder's agent or attorney. Such written assignment shall be in the form of the Assignment Form attached as Annex 2 hereto. Upon such surrender, and receipt by the Issuer of a written agreement (in form reasonably satisfactory to the Issuer) of the assignee agreeing to be bound by the Stockholders Agreement to the same extent that the Holder was so bound, the Issuer shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and the original Warrant shall promptly be canceled.

                (b) The warrant may be exchanged for other Warrants of the same series upon presentation to the Issuer, together with a written notice specifying the denominations in which new Warrants are to be issued, signed by the Holder hereof. The Issuer shall execute and deliver a new Warrant or Warrants to the holder in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Issuer shall pay all expenses, taxes (including transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of the Warrants, including any transfer or exchange thereof.

                (c)       The Issuer shall maintain books for the
registration and transfer of the Warrants, and shall allow each holder of Warrants to inspect such books at such reasonable times as such holder shall request.

     SECTION 6. Adjustments.

                6.01 Dividends, Distributions and Purchases.

                (a) If at any time the Issuer shall pay any dividend or make any other distribution to holders of its Common Stock of any cash, evidence of indebtedness or other property of any nature whatsoever (other than as provided in sections 6.02, 6.03(i)(A) and 6.04(i)(A) hereof), the Issuer shall at the same time pay or distribute to each holder of Warrants which are by their terms then exercisable (whether or not such holder exercises such Warrants) the cash, evidence of indebtedness or other property such holder would have been entitled to receive if such holder had exercised such Warrants immediately prior to the record date for such dividend or distribution.

                (b) If at any time the Issuer shall propose to purchase or redeem any shares of its Common Stock owned by any of its Affiliates for cash, evidence of indebtedness or other property of any nature whatsoever, the Issuer shall deliver to each holder of Warrants which are by their terms then exercisable or shares of Warrant Stock a notice of such proposed purchase or redemption, and each such holder shall, at its option, have the right to require the Issuer to at the same time purchase or redeem Warrants which are by their terms them exercisable and shares of Warrant Stock owned by such holder, pro-rata based on the number of shares of such other Common Stock to be so purchased or redeemed, on the same terms and conditions as the proposed purchase or redemption of such other Common Stock and for the same consideration per Warrant or share of Warrant Stock, as the case may be, as is paid to the holders of such other Common Stock for each share of Common Stock so redeemed or purchased, minus, in the case of Warrants, the exercise price of the Warrants to be so purchased or redeemed. Nothing in this Section 6.01(b) shall prohibit or apply to repurchases of Common Stock from management shareholders in compliance with and pursuant to the terms of the Stockholders Agreement.

                6.02 Subdivisions and Combinations. If at any time the Issuer shall

                     (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution of Common Stock;

                     (b) subdivide or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

                     (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then immediately after the occurrence of any such event the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted so as to equal the number of shares of Warrant Stock which such holder would have been entitled to receive if such holder had exercised the Warrant immediately prior to the occurrence of such event.

                6.03 Issuance of Common Stock. In case at any time the Issuer (i)(A) shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase shares of any class or series of Common Stock or (B) shall otherwise sell or issue any such securities and (ii) the consideration per share of Common Stock to be paid upon such issuance or subscription is less than the Fair Market Value per share of Common Stock on such record date, then the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to such record date by a fraction (not to be less than one) (i) the numerator of which shall be equal to the product of
(A) the number of shares of Common Stock outstanding after giving effect to such issuance, distribution, subscription or purchase and (B) the Fair Market Value per share of Common Stock determined immediately before such record date and (ii) the denominator of which shall be equal to the sum of
(A) the product of (1) the number of shares of Common Stock outstanding immediately before such record date and (2) the Fair Market Value per share of Common Stock determined immediately before such record date and (B) the aggregate consideration to be received by the Issuer for the total number of shares of Common Stock to be issued, distributed, subscribed for or purchased. Aggregate consideration for purposes of the preceding clause (B) shall be determined as follows: In case any shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith. In case any shares of Common Stock shall be issued or sold for a consideration other than cash payable to the Issuer, the consideration received therefor shall be deemed to be the fair value of such consideration as determined by the Board, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Issuer in connection therewith. In case any shares of Common Stock shall be issued in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of such portion of the assets of such merged corporation as the Board shall determine to be attributable to such shares of Common Stock.

                The Fair Market Value per share of Common Stock shall in each instance initially be determined by the Issuer in accordance with the provisions of the definition of Fair Market Value in Section 1 hereof. The Issuer shall notify the Holders of such determination. If the holders of a majority in interest of the Warrants disagree with the determination of the Issuer, the Issuer may appoint an Independent Appraiser to determine the Fair Market Value per share of Common Stock and the determination of the Independent Appraiser shall govern for purposes of determining the adjustment pursuant to this Section. The Issuer shall notify each holder of Warrants of the final determination of the Fair Market Value per share of Common Stock. The Issuer shall pay the fees and expenses of the Independent Appraiser.

                6.04 Issuance of other Securities, Rights or Obligations. In case at any time the Issuer (i)(A) shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase options to purchase or rights to subscribe for Common Stock or securities directly or indirectly convertible into or exchangeable for Common Stock (or options or rights with respect to such securities) or (B) shall otherwise issue or sell any such options, rights or securities and
(ii) the consideration per share for which Common Stock is deliverable upon exercise of such options or rights or conversion or exchange of such securities (determined by dividing (x) the total amount received or receivable by the Issuer in consideration of the issuance of or subscription for such options, rights or securities, plus the minimum aggregate amount of premiums (if any) payable to the Issuer upon such exercise, conversion or exchange, by (y) the total maximum number of shares of Common Stock necessary to effect the exercise, conversion or exchange of all such options, rights or securities) shall be less than the Fair Market Value per share of Common Stock on such record date or sale or issuance date, as the case may be, then the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to such date by a fraction (not to be less than one) (i) the numerator of which shall be equal to the product of (A) the total maximum number of shares of Common Stock outstanding after giving effect to the assumed exercise or conversion of all such options, rights or securities and (B) the Fair Market Value per share of Common Stock determined immediately before such date and (ii) the denominator of which shall be equal to the sum of (A) the product of (1) the number of shares of Common Stock outstanding immediately before such date and (2) the Fair Market Value per share of the Common Stock determined immediately before such date and (B) the aggregate consideration per share (determined as set forth in subsection (ii)(x) and (y) above) for which Common Stock is deliverable upon exercise conversion or exchange of such options, rights or securities. Aggregate consideration for purposes of the preceding clause
(B) shall be determined as follows: In case any options, rights or convertible or exchangeable securities (or options or rights with respect thereto) shall be issued or sold, or exercisable, convertible or exchangeable for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer (determined as set forth in subsection (ii)(x) and (y) above) therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith. In case any such options, rights or securities shall be issued or sold, or exercisable, convertible or exchangeable for a consideration other than cash payable to the Issuer, the consideration received therefor (determined as set forth in subsection (ii)(x) and (y) above) shall be deemed to be the fair value of such consideration as determined by the Board, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Issuer in connection therewith. In case any such options, rights or securities shall be issued or sold, or exercisable, convertible or exchangeable in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of such portion of the assets of such merged corporation as the Board shall determine to be attributable to such options, rights or securities.

                The Fair Market Value per share of Common Stock shall be determined as set forth in the last paragraph of section 6.03 hereof.

                6.05 Superseding Adjustment. If, at any time after any adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall have been made on the basis of the issuance of any options or rights, or convertible or exchangeable securities (or options or rights with respect to such securities) pursuant to section 6.04 hereof:

                (a) the options or rights shall expire prior to exercise or the right to convert or exchange any such securities shall terminate; or

                (b) the consideration per share for which shares of Common Stock are issuable pursuant to the terms of such options or rights or convertible or exchangeable securities shall be increased or decreased, other than under or by reason of provisions designed to protect against dilution;

such previous adjustment shall be rescinded and annulled. Thereupon, a recomputation shall be made of the effect of such options or rights or convertible or exchangeable securities with respect to shares of Common Stock on the basis of

               (A) treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such options, rights or securities as having been issued on the date or dates of such exercise, conversion or exchange and for the consideration actually received and receivable therefore, and

               (B) treating any such options, rights or securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease for the consideration per share for which shares of Common Stock are issuable upon exercise, conversion or exchange of such options, rights or securities.

To the extent called for by the foregoing provisions of this Section 6.05 on the basis aforesaid, a new adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall be made, determined using the Fair Market Value used at the time of the original determination, which new adjustment shall supersede the previous adjustment so rescinded and annulled. If the exercise, conversion or exchange price provided for in any such option, right security shall decrease at any time under or by reason of provisions designed to protect against dilution, then in the case of the delivery of shares of Common Stock upon the exercise, conversion or exchange of any such option, right or security, the Stock Unit purchasable upon the exercise of a Warrant shall forthwith be adjusted in the manner which would have obtained had the adjustment made upon issuance of such option, right or security been made upon the basis of the issuance of (and the aggregate consideration received for) the shares of Common Stock delivered as aforesaid.

                6.06 Other Provisions Applicable to Adjustments under this
Section 6. The following provisions shall be applicable to the making of adjustments of the number of shares of Warrant Stock comprising a Stock
Unit:

                    (a) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Issuer shall be deemed to be an issuance thereof for purposes of this Section 6, except for resales to management employees of Common Stock purchased from management employees pursuant to and in accordance with the Stockholders Agreement.

                   (b) In computing adjustments under this Section 6, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

                   (c) If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                6.07 Merger, Consolidation or Disposition of Assets. If the Issuer shall merge or consolidate with another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its assets to another corporation and pursuant to the terms of such merger, consolidation or disposition of assets, cash, shares of common stock or other securities of the successor or acquiring corporation, or property of any nature is to be received by or distributed to the holders of Common Stock of the Issuer, then each holder of Warrants which are by their terms then exercisable shall, at such holder's election, have the right to receive (whether or not such holder exercises such Warrants) the amount it would have been entitled to receive if such holder had exercised such Warrants immediately prior to the occurrence of such merger, consolidation or disposition of assets, net of the exercise price of such Warrants, and shall thereupon be deemed to have exercised such Warrants. In case of any such merger, consolidation or disposition of assets in which the foregoing election is not made, the successor or acquiring corporation (and any affiliate thereof issuing securities) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Issuer and all of the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board and reasonably acceptable to the holders of a majority in interest of the Warrants) in order to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Section. The foregoing provisions shall similarly apply to successive mergers, consolidations and dispositions of assets.

                6.08 Other Action Affecting Common Stock. If at any time or from time to time the Issuer shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections of this Section 6 or an action taken in the ordinary course of the Issuer's business and consistent with past practice, then, unless in the reasonable opinion of the Board such action will not have a material adverse effect upon the rights of the holders of the Warrants, the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted in such manner and at such time as the Board shall in good faith determine to be equitable in the circumstances, but no such adjustment shall decrease the number of shares of Warrant Stock comprising a Stock Unit.

               6.09 No Adjustment Necessary. Anything to the contrary herein notwithstanding, no adjustment to the number of shares of Warrant Stock comprising a Stock Unit Shall be made as a result of, or in connection with, the issuance of up to an aggregate of 1,000,000 shares of Common stock (subject to adjustments for stock splits) to management employees, directly or pursuant to an Option Plan.

                6.10 Notice of Adjustments. Whenever the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted pursuant to this Agreement, the Issuer shall forthwith obtain a certificate signed by the Issuer's chief financial officer (or, if a majority in interest of the Holders so request after delivery of a certificate from the chief financial officer, signed by a firm of independent accountants of recognized national standing selected by the Issuer), setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the number of shares of Warrant Stock comprising a Stock Unit, after giving effect to such adjustment or change. The Issuer shall promptly cause a signed copy of such certificate to be delivered to each holder of Warrants. The Issuer shall keep at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of Warrants or any prospective purchaser of Warrants designated by the registered holder hereof.

                6.11 Notice of Certain Corporate Action. If the Issuer shall propose (i) to pay any dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock; (ii) to offer to the holders of its Common Stock rights to subscribe for or to purchase any additional shares of Common Stock (or options or rights with respect thereto); (iii) to effect any reclassification of its Common Stock;
(iv) to otherwise issue any Common Stock or other securities; (v) to effect any capital reorganization; (vi) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of its assets; or (vii) to effect the liquidation, dissolution or winding up of the Issuer, then, in each such case, the Issuer shall give to each holder of Warrants a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend, distribution or rights offer, or the date on which such reclassification, issuance, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, and the number of shares of Warrant Stock which will comprise a Stock Unit after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

     SECTION 7. Registration.

                7.01 Notice.

                (a) Upon receipt of notice (a "Demand Notice") from a Holder of any Warrants or shares of Warrant Stock given at any time after the date that is 180 days after the consummation of a Qualified IPO requesting that the Issuer effect the registration of Warrants and/or shares of Warrant Stock held by such holder, or (b) whenever the Issuer otherwise proposes to effect the registration of all or any part of the Common Stock under the Securities Act, the Issuer shall promptly, and in any event at least 30 days prior to the effective date of the proposed registration statement, give written notice of such proposed registration to all holders of Warrants or shares of Warrant Stock. Each holder of any Warrants or shares of Warrant Stock that wishes to register its Warrants or shares of Warrant Stock (each, a "Seller") shall, within 20 days after receipt of such notice from the Issuer, deliver to the Issuer a notice (a "Seller Notice") stating that such Seller wishes to participate in such offering and setting forth the number of shares of Warrant Stock that such Seller desires to include in such offering. The Issuer thereupon shall, subject to Section 7.01(c) as expeditiously as practicable, use its best efforts to effect the registration under the Securities Act of such shares of Warrant Stock (any such registration effected or undertaken pursuant to a Demand Notice being herein referred to as a "Demand Registration"); provided, however, that the Issuer shall not be required to effect a Demand Registration pursuant to a Demand Notice from any holder of Warrants or shares of Warrant Stock unless the holders of 50% in interest (on an aggregate basis) of the then outstanding Warrants and shares of Warrant Stock notify the Issuer of their wish to participate in an offering pursuant to such registration; and, provided, further, that the Issuer shall not be required to effect more than two Demand Registrations. In the event that (i) the amount of securities proposed to be sold by Sellers pursuant to a Demand Notice shall be reduced pursuant to Section 7.02(a) hereof to an amount which is less than 85% of the amount of securities originally proposed to be sold by Sellers, or (ii) any Demand Notice shall be withdrawn by the holder or holders originally giving such Demand Notice at any time prior to the filing by the Issuer of a preliminary registration statement in connection with such Demand Notice, then, in such event, no right to a Demand Registration shall be deemed to have been exercised or forfeited and such Demand Notice shall not operate to reduce the Issuer's obligation to effect a Demand Registration pursuant to a Demand Notice on two occasions.

                (b) Deferral of Filing. The Issuer may defer the filing (but not the preparation) of a registration statement required by
Section 7.01(a) until a date not later than 90 days after the date of the Demand Notice if (i) at the time the Issuer receives the Demand Notice, the

Issuer or any of its Subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board determines in good faith that such disclosure would be materially detrimental to the Issuer and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities. A deferral of the filing of a registration statement pursuant to this Section 7.01(c) shall be lifted, and the requested registration statement shall be filed forthwith, if the negotiations or other activities are disclosed or terminated. In order to defer the filing of a registration statement pursuant to this Section 7.01(c), the Issuer shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each Seller a certificate signed by an executive officer of the Issuer setting forth a statement of the reason for such deferral and an approximation of the anticipated delay, which information the Sellers shall treat as confidential. Within 20 days after receiving such certificate, Sellers holding a majority in interest of the Warrant Stock for which registration was previously requested may withdraw such request by giving notice to the Issuer; if withdrawn, the Demand Notice shall be deemed not to have been made for all purposes of this Agreement. The Issuer may not invoke its right to defer the filing of a registration statement under this
Section 7.01(c) more than once in any twelve month period.

                7.02 Proration.

                (a) In the case of a Demand Registration, if the underwriter (or, if the offering is not underwritten, an independent financial advisor to the Sellers) determines that marketing factors require a limitation on the number of securities to be offered and sold, there shall be included in such registration only that number of securities that the underwriter, or financial advisor, as the case may be, believes will not jeopardize the success of the offering. Any reduction in the number of securities to be so offered shall first be pro-rata among all Persons (other than the Issuer) proposing to sell securities pursuant to such offering who are not Sellers, based on the number of securities originally proposed to be sold by each of them, and then, if necessary, pro-rata among all Sellers based on the number of securities originally proposed to be sold by each of them.

                (b) In the case of a registration to be effected pursuant to Section 7.01(b) hereof, if the underwriter (or, if the offering is not underwritten, an independent financial advisor to the Issuer) determines that marketing factors require a limitation on the number of securities to be offered and sold in the offering, including securities requested to be offered and sold by Sellers, there shall be included in the offering only that number of securities that the underwriter, or financial advisor, as the case may be, believes will not jeopardize the success of the offering. Any reduction in the number of securities to be so offered shall be pro-rata among the Shareholders, the Sellers and all other Persons (other than the Issuer or securityholders who are exercising "demand" registration rights), proposing to sell securities pursuant to such offering, based on the number of securities originally proposed to be sold by each such person.

Nothing contained herein shall be construed to limit in any way the Issuer's right, in its sole discretion, to withdraw any registration statement (other than a registration statement filed pursuant to a Demand Notice) before such registration statement becomes effective, or to postpone the offering of securities contemplated by any such registration statement.

                7.03 Registration Procedures. If and whenever the Issuer is required by the provisions of Section 7.01(a) hereof or, with respect to subsections (iii), (vi), (vii), (viii), (ix), (x) and (xiii) of this
Section 7.03, by the provisions of Section 7.01(a) or (b) hereof, to use its best efforts to effect the registration of any of its securities under the Securities Act, the Issuer shall, as expeditiously as possible,

                (i) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of not less than 180 days in the case of the Issuer's initial registration of securities under the Securities Act and 90 days in the case of any subsequent registration, to permit the sale of such securities in accordance with the plan of distribution chosen by the Seller or Sellers and the underwriter:

                (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement;

                (iii) furnish to each Seller such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Seller;

                (iv) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as each Seller shall reasonably request, and do such other reasonable acts and things as may be requested of it to enable such Seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Seller, except that the Issuer shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                (v) use its best efforts to cause the securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Seller or Sellers thereof to consummate the disposition of such securities;

                (vi) notify each Seller of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Issuer's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (upon receipt of which each Seller agrees to forthwith cease making offers and sales of such securities pursuant to such prospectus and to deliver to the Issuer any copies of such prospectus then in the possession of such Seller), and at the request of any such Seller promptly prepare and furnish to such Seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                (vii) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with one of the first three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act;

                (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;

                (ix) use its best efforts to list such securities on any securities exchange on which the Common Stock of the Issuer is then listed, or, if not so listed, on a national securities exchange, if the listing of such securities is then permitted under the rules of such exchange;

                (x) provide a transfer agent and registrar for all the securities covered by such registration statement not later than the effective date of such registration statement;

                (xi) enter into such agreements (including an underwriting agreement in customary form containing without limitation customary indemnity and contribution provisions for the benefit of the underwriter or underwriters and the Seller or Sellers) and take such other actions as the Seller or Sellers shall reasonably request in order to expedite or facilitate the disposition of such securities;

                (xii) obtain an opinion from the Issuer's counsel and a "cold comfort" letter from the Issuer's independent public accountants in customary form and covering such matters as the Seller or Sellers shall reasonably request;

                (xiii) make available for inspection by any Seller of securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Issuer, and cause all of the Issuer's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

                (xiv) permit any Seller of securities covered by such registration statement to require the insertion therein of material, furnished to the Issuer in writing, which in the reasonable judgment of such Seller should be included.

If any such registration or comparable statement refers to any Seller by name or otherwise as the holder of any securities of the Issuer, then such Seller shall have the right to require (A) the insertion therein of language, in form and substance satisfactory to such Seller, to the effect that the holding by such Seller of such securities is not to be construed as a recommendation by such Seller of the investment quality of the Issuer's securities covered thereby and that such holding does not imply that such Seller will assist in meeting any future financial requirements of the Issuer, or (B) in the event that such reference to such Seller by name or otherwise is not required by the Securities Act, the deletion of the reference to such Seller.

                The Issuer may require each Seller of securities to, and each such Seller, as a condition to including Securities in such registration, shall, furnish the Issuer with such information and affidavits regarding such Seller and the distribution of such securities as the Issuer may from time to time reasonably request in writing in connection with such registration. No Seller may participate in any underwritten registration hereunder unless such Seller (a) agrees to sell such Seller's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

                Each Seller of securities agrees that upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 7.03(vi), such Seller will forthwith discontinue such Seller's disposition of securities pursuant to the registration statement relating to such securities until such Seller's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7.03(vi) and, if so directed by the Issuer, will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such Seller's possession of any prospectus relating to such securities at the time of receipt of such notice.

                7.04 Holdback on Sales. The Issuer and the Holders hereby agree not to effect any public sale or distribution of any securities similar to those registered in accordance with Section 7.03 hereof during the 14 day period prior to, and during the 90 day period beginning on, the effective date of any registration statement (except as part of such registration statement).

                7.05 Expenses. All reasonable expenses incurred in complying with this Section 7, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Issuer, the reasonable fees and disbursements of one counsel for the Seller or the Sellers (to be chosen by the Seller or the Sellers holding a majority of the securities to be included by Sellers in a registration statement), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions, shall be paid by the Issuer; provided, that in no event shall the Issuer be required to pay any underwriting discounts, commissions or fees attributable to the sale of Warrant Shares by a Seller hereunder.

                7.06 Indemnification.

                (a) In the event of any registration of any of its securities under the Securities Act pursuant to this Section, the Issuer shall, and hereby agrees to, indemnify and hold harmless each Seller of such securities, its directors and officers, and each other person, if any, who controls such Seller within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities or expenses ("Losses") to which such Seller or any such director, officer or person may become subject under the Securities Act or any other statute or at common law, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus with respect thereto, or any amendment or supplement thereto, or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Seller or such director, officer or controlling person for any legal or any other expenses reasonably incurred by such Seller or such director, officer or controlling person in connection with investigating or defending any such Loss; provided, however, that the Issuer shall not be liable in any such case to the extent that any such Loss arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer for inclusion therein by such Seller; provided further, however that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such Loss results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such Loss at or prior to the written confirmation of the sale of the securities concerned to such person if the Issuer had prior thereto given such Seller the notice referred to in Section 7.03(vi) hereof and provided to such Seller a supplemented or amended prospectus as contemplated by Section 7.03(vi), and such current copy of the prospectus would have cured the defect giving rise to such Loss. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or such director, officer or controlling person, and shall survive the transfer of such securities by such Seller.

                (b) Each Seller of securities which are included in a registration statement hereunder, as a condition to including securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Issuer, its directors and officers and each other Person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act, against any Losses to which the Issuer or any such director, officer or person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Seller specifically for use in the preparation thereof; provided, however, that the obligation to provide indemnification pursuant to this Section 7.06(b) shall be several, and not joint and several, among such Sellers on the basis of the number of securities included by each in such registration statement and the aggregate amount which may be recovered from any holder of securities pursuant to the indemnification provided for in this Section 7.06(b) in connection with any sale of securities shall be limited to the total proceeds received by such holder from the sale of such securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Issuer or any such other Person and shall survive the transfer of such securities by such Seller.

                (c) Promptly after receipt by any Person under this Section of notice of the commencement of any action, such Person (an "Indemnified Party") shall, if a claim in respect thereof is to be made against any other Person (an "Indemnifying Party") for indemnity under this Section, notify the Indemnifying Party in writing of the commencement thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Party, except to the extent that the Indemnifying Party is prejudiced thereby. The Indemnifying Party may, upon being notified of such action, assume the defense thereof, with counsel satisfactory to such Indemnified Party, and, after such assumption, the Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party, in connection with the defense thereof; provided, however, that the Indemnifying Party may not assume the defense of the action, and shall remain liable to the Indemnified Party for its legal expenses of counsel and other expenses, in the event that the Indemnified Party determines that a conflict of interest may exist between the Indemnified Party and the Indemnifying Party.

                (d)       If the indemnification provided for in this
Section is unenforceable although available, or insufficient to hold harmless an Indemnified Party hereunder for any Losses (or actions in respect thereof) in respect of which the provisions of Section 7.06(a) or
(b) would otherwise apply by their terms, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such Losses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Indemnifying Party on the one hand or such Indemnified Party on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this subsection were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection. The amount paid or payable as a result of the Losses (or actions in respect thereof) referred to above in this subsection shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                7.07 No Other Registration Rights. The Issuer shall not grant any registration rights to any holder of equity securities of the Issuer in respect of such securities if such registration rights would rank senior to, or otherwise adversely affect, the registration rights granted in this Section 7. This section 7.07 shall not prohibit the grant of registration rights to others on a "pari passu" basis with those granted in this Section 7, including the registration rights which may be granted to Bankers Trust New York Corporation in connection with the Senior Subordinated Credit Agreement.

     SECTION 8. Tag-Along Sale.

                8.01 Tag-Along Obligations.

                (a) If at any time a Principal Shareholder or any Affiliate of a Principal Shareholder ("Tag-Along Seller") shall, in one or in a series of transactions, enter into an agreement to effect, or effect or propose to effect, an Applicable Disposition to any transferee and it does not elect to exercise its rights under Section 9 hereof (a "Tag-Along

Sale"), each holder of Warrants or shares of Warrant Stock shall have the right, but not the obligation, to participate in such Tag-Along Sale by selling up to the number of shares (on an aggregate basis) of Warrant Stock subject to Warrants and shares of Warrant Stock equal to the product of (i) the total number of shares (on an aggregate basis) of Common Stock proposed to be sold in the proposed Tag-Along Sale multiplied by (ii) a fraction, the numerator of which is equal to the number of shares (on an aggregate basis) of Warrant Stock subject to Warrants and shares of Warrant Stock owned by such holder together with the number of shares of Common Stock owned by any holder thereof who is entitled to so called "Tag along" rights and elects to exercise such rights in connection with the Tag along Sale, in each case immediately prior to the Tag-Along Sale, and the denominator of which is equal to (A) the number of shares of Common Stock owned by the Tag-Along Seller immediately prior to the Tag-Along Sale plus (B) the number of shares (on an aggregate basis) of Warrant Stock subject to Warrants and shares of Warrant Stock owned by such holder together with the number of shares of Common Stock owned by any holder thereof who is entitled to so called "Tag along" rights and elects to exercise such rights in connection with the Tag Along Sale, in each case immediately prior to the Tag-Along Sale. Any such sales by such holder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Tag-Along Seller, except the holder shall not be required to make any representations or warranties except as to (x) its title to the Warrants or shares of Warrant Stock to be sold by it, (y) such holder's power and authority to effect such transfer and (z) such matters pertaining to compliance with securities law as the transferee may reasonably require.

                (b) The foregoing notwithstanding, the provisions of this Section 8.02 shall not apply to any (i) bona fide public sale of shares of Common Stock sold, or to the securities so sold or to holders thereof, pursuant to an effective registration statement under the Securities Act and (ii) any transfer, sale or disposition of shares of Common Stock solely among the Principal Shareholder and its Affiliates.

                8.02 Procedures.

                (a) If a Tag-Along Seller is participating in a Tag-Along Sale, at least 30 days before the proposed date thereof, the Issuer shall provide each holder of Warrants or shares of Warrant Stock with written notice of such Tag-Along Sale setting forth in reasonable detail the consideration per share to be paid by the transferee and the other terms and conditions of the Tag-Along Sale. Each holder of Warrants or shares of Warrant Stock wishing to participate in the Tag-Along Sale shall provide written notice to such Tag-Along Seller and to the Issuer within 5 days of the date the notice specified in the preceding sentence is received by such holder. Such notice shall set forth the number (on an aggregate basis) of then exercisable Warrants and shares of Warrant Stock, if any, such holder elects to include in the Tag-Along Sale. If such notice is not received from a holder within the 5 day period specified above, the Tag-Along Seller shall have the right to sell or otherwise transfer the shares of Common Stock to the proposed transferee without any participation by such holder, but only (i) on the terms and conditions stated in the notice, and (ii) if the sale or transfer of such shares of Common Stock is consummated not later than 60 days after the end of such 5 day period specified above.

                (b) The provisions of this Section 8.02 shall apply regardless of whether the consideration received in the Tag-Along Sale is cash, debt, equity securities, property-in-kind, or any combination thereof; provided that, if the consideration to be received includes securities, only holders who have certified to the reasonable satisfaction of the Principal Shareholder that they are "accredited investors" (as defined in Regulation D promulgated under the Securities Act) shall be entitled to participate in such transfer unless the transferee consents otherwise.

     SECTION 9. Go-Along Sale.

                9.01 Go-Along Obligations. If at any time there shall occur a Go-Along Sale, each holder of Warrants or Warrant Stock shall be obligated to, and shall, if so requested by the Shareholder or Shareholders proposing to effect a Go-Along Sale (the "Go-Along Seller") in writing, (i) sell, transfer and deliver, or cause to be sold, transferred and delivered to the Third Party Purchaser, a portion of its Warrants and Warrant Stock owned by it which represents the same percentage of such holder's shares of the fully-diluted Common Stock of the Company as the shares being disposed of by the Go-Along Seller and its Affiliates represent of the fully-diluted Common Stock of the Company owned by the Go-Along Seller and its Affiliates at the same price per share and on the same terms and conditions (except as expressly permitted below) as are applicable to the Go-Along Seller, except that the holder shall not be required to make any representations or warranties except as to (x) its title to the Warrants or shares of Warrant Stock to be sold by it to be sold in the Go-Along Sale, (y) such holder's power and authority to effect such transfer, and (z) such matters pertaining to compliance with securities law as the transferee may reasonably require; and (ii) if shareholder approval of the transaction is required, vote its shares of Warrant Stock entitled to vote thereon in favor thereof (or abstain from voting, unless such abstention would defeat the approval of such transaction) at any meeting of the Issuer's shareholder called for the purpose of voting on such transaction (it being understood that the holders of the Warrants and Warrant Stock shall not be obligated to pay any portion of the transaction costs associated with a

Go-Along Sale or the sale, transfer or delivery of securities pursuant thereto).

                9.02 Procedures.

                (a) If any Go-Along Seller proposes to effect a Go-Along Sale, the Issuer shall deliver a written notice ("Go-Along Notice") to each of the holders of the Warrants and Warrant Stock setting forth in reasonable detail the consideration per share to be paid by the Third Party Purchaser and the other terms and conditions of the Go-Along Sale. Not later than the later of 20 days following the date of the Go-Along Notice, each of such Holders shall deliver to the Issuer, for the benefit of such Go-Along Seller Warrant certificates and certificates representing Warrant Stock of such Holder, accompanied by duly executed stock powers. At the closing for the Go-Along Sale, such Go-Along Seller shall remit to each of such holders the consideration to which they are entitled.

                (b) If any holder of Warrants or Warrant Stock should fail to deliver its Warrants or certificates representing Warrant Stock, the Issuer shall cause the books and records of the Issuer to show that such Warrants and/or Warrant Stock are bound by the provisions of this
Section 9 and that such Warrants and/or Warrant Stock shall be transferred only to the Third Party Purchaser upon surrender for transfer by the holder thereof.

                (c) If, within 60 days after any Go-along Seller delivers a Go-Along Notice, the Go-Along Sale is not completed, such Go-Along Seller shall return to each holder of Warrants and Warrant Stock all Warrants and certificates representing Warrant Stock that such holder delivered for sale pursuant hereto.

     SECTION 10. Put Rights.

                10.01     Put Rights.

                (a) At any time or from time to time after June 30, 2002, but prior to the earlier to occur of (i) the Expiration Date and (ii) a Qualified IPO, each Holder will have the right to require the Issuer to purchase (the "Put Right") all or any part of the Warrants and the Warrant Stock owned by such Holder at the Put Price Per Unit as of the Put Notice Date.

                (b)       Each Holder may exercise a Put Right by
delivering a notice to the Issuer stating that such Holder will require the Issuer to purchase the Warrants or Warrant Stock specified in such notice (a "Put Notice").

                10.02     Procedures.

                (a) The purchase and sale of the Warrants and the Warrant Stock pursuant to a Put Right shall be consummated on a date selected by the Issuer upon at least 10 days' prior written notice to such Holders, which date in no event shall be earlier than the date 5 days, nor later than the date 30 days, after the determination of Fair Market Value (the "Put Closing Date"). On the Put Closing Date, the Issuer shall purchase from the Holders which have given such Put Notice, and each such Holder shall sell to the Issuer, the Warrants and/or the Warrant Stock specified in such Put Notice: (i) in the case of Warrant Stock so purchased, at a purchase price equal to the Put Price Per Unit as of the Put Notice Date; and (ii) in the case of each Warrant, at a purchase price equal to (A) the product of (1) the Put Price Per Unit as of the Put Notice Date and (2) the number of shares of Warrant Stock for which such Warrant is exercisable as of the Put Notice Date, minus (B) an amount equal to the aggregate Exercise Price as of the Put Notice Date for such number of shares of Warrant Stock. Payment of the purchase price for the Warrants and/or the Warrant Stock so purchased by the Issuer shall be made by wire transfer in immediately available funds.

                (b) If the Issuer is prohibited from purchasing all Warrants and Warrant Stock put to it pursuant to a Put Notice because (i) of the existence of a contractual restriction or (ii) the Issuer does not have sufficient funds legally available therefor under applicable law, then the Issuer shall give notice (a "Put Response Notice") to each Holder which has delivered such Put Notice of (x) the reason that it is unable to purchase all Warrants and Warrant Stock put to it pursuant to a Put Notice, including (1) if due to a deficiency, the computation thereof, and/or (2) if due to such a contractual restriction, the nature of the provisions which have been or would be breached and if such provisions are financial covenants, a computation of the amounts or ratios setting forth the deficiencies with respect to such covenants, and (y) the aggregate amount of such Warrants and Warrant Stock, if any, which it will be able to purchase, which Put Response Notice shall be delivered within 10 days of the determination of Fair Market Value and shall be given together with the notice of the Put Closing Date, if any, given by the Issuer pursuant to the first sentence of Section 10.02(a) if a Put Response is delivered. Each such Holder shall have the right to withdraw its Put Notice by delivering a notice (a "Put Withdrawal Notice") to the Issuer at any time prior to the Put Closing Date or if none is set in the Put Response Notice, prior to the last day on which a Put Closing could occur pursuant to the first sentence of Section 10.02(a). If any such Holders have not timely delivered Put Withdrawal Notices, unless prohibited by a contractual restriction which has not been waived by the requisite Persons, the Issuer thereupon shall purchase from such Holders the aggregate amount of Warrants and Warrant Stock, if any, it may purchase on such date with funds legally available under applicable law for such purpose. Such purchase shall be allocated among the Holders which have not timely delivered Put Withdrawal Notices pro rata, based on the ratio of the number of Warrant Stock put to the Issuer (including Warrant Stock issuable upon the exercise of Warrants put to the Issuer) by each such Holder to the number of Warrant Stock put to the Issuer (including Warrant Stock issuable upon the exercise of Warrants put to the Issuer) by all such Holders.

                If the Issuer is prohibited from purchasing any Warrants and/or Warrant Stock upon the exercise by a Holder of a Put Right for any of the reasons described in the first sentence of this Section 10.02(b), then the Issuer shall use its best efforts to increase its legally available funds under applicable law to an amount sufficient to enable it to purchase legally all Warrants and Warrant Stock put to it pursuant to a Put Notice and to obtain relief from any contractual restriction in order to enable it to make the required payments, including through effecting a Financing (provided such financing is available on reasonable terms and provided no financing to replace the [high-yield notes] shall be required), obtaining the consent of requisite number of holders of indebtedness or otherwise, in each case, as soon as practicable.

                (c) If the Issuer is prohibited from purchasing some of or all Warrants and/or Warrant Stock upon the exercise by a Holder of a Put Right for any of the reasons described in the first sentence of Section 10.02(b) and such Holder shall not have timely delivered a Put Withdrawal Notice, then: (i) the Put Price Per Unit for such Holder with respect to such unpurchased Warrants and/or Warrant Stock shall become an accruing liability of the Issuer with interest thereon commencing on the date 10 days after the determination of Fair Market Value as provided above through the date on which the related Warrants and/or Warrant Stock are purchased by the Issuer at a rate per annum equal to 12.5%, compounded quarterly (such liability and interest being herein called the "Accruing Liability"); and (ii) such obligation of the Issuer to purchase shall otherwise be deemed suspended for so long as and only to the extent that the Issuer is unable to repurchase such Warrants and/or Warrant Stock after taking all the action described in the last paragraph of Section 10.02(b) (a "Put Postponement"). On any Put Reactivation Date, the Put Price Per Unit for such Warrants and Warrant Stock shall be deemed to be the Accruing Liability. As used herein, "Put Reactivation Date" shall mean a date when the Put Postponement lapses in whole or in part and the obligation of the Issuer to purchase Warrants and Warrant Stock shall no longer be deemed suspended to the same extent pursuant to clause (ii) of this Section 10.02(c).

                (d) If on the Expiration Date any Holder is prevented from exercising its rights under this Section 10 for any of the reasons described in the first sentence of Section 10.02(b), the Issuer's obligation to purchase Warrants and/or Warrant Stock shall be extended until 5:00 p.m., New York City time, on the last day of the calendar month next following by at least 90 days the date upon which the Issuer shall notify the Holders that such reason or reasons no longer exist.

                (e) Each Holder agrees, for the benefit of the holders of the Senior Debt, that any Accruing Liability shall be subordinated in right of payment to the prior payment in full of all the Senior Debt and that no payment shall be made in respect of the principal of or interest on the Accruing Liability until the earliest to occur of:
(i) the date on which the Senior Debt has been paid in full in cash; (ii) the date on which the requisite consent of the holders of the Senior Debt to such payment has been given; and (iii) the first date on which such payment is permitted under this Agreement.

     SECTION 11. Call Rights.

                11.01     Call Rights.

                (a) At any time or from time to time after June 30, 2003, but prior to the earlier to occur of (i) the Expiration Date and (ii) a Qualified IPO, the Issuer shall have the right to purchase (the "Call Right") all (but not less than all) of the Warrants and Warrant Stock owned by all (but not less than all) the Holders.

                (b)       The Issuer may exercise a Call Right by
delivering an irrevocable notice to the Holders indicating that the Issuer wishes to purchase the Warrants and/or the Warrant Stock of each Holder specified in such notice (a "Call Notice").

                (c) The purchase and sale of the Warrants and/or the Warrant Stock pursuant to a Call Right shall be consummated on a date selected by the Issuer by giving the Holders at least 10 days' prior written notice thereof, which date in no event shall be earlier than the date 5 days, nor later than the date 30 days, after the determination of the Fair Market Value pursuant to the procedure described in the definition of such term in Section 1. The Issuer shall purchase from the Holders, and each Holder shall sell to the Issuer, Warrants and Warrant Stock: (i) in the case of Warrant Stock so purchased, at a price equal to the Call Price Per Unit as of the Call Notice Date; and (ii) in the case of a Warrant, at a purchase price equal to (A) the product of (1) the Call Price Per Unit and (2) the number of shares of Warrant Stock for which such Warrant is exercisable as of the Call Notice Date, minus (B) an amount equal to the aggregate Exercise Price as of the Call Notice Date for such number of shares of Warrant Stock. Payment of the purchase price for the Warrants and the Warrant Stock so purchased by the Issuer shall be made by wire transfer in immediately available funds.

     SECTION 12. Holders' Rights.

                12.01 Delivery Expenses. If any Holder surrenders any certificate for Warrants or Warrant Stock to the Issuer or a transfer agent of the Issuer for exchange for instruments of other denominations or registered in another name or names, the Issuer shall cause such new instruments to be issued and shall pay the cost of delivering to or from the office of such Holder from or to the Issuer or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

                12.02 Taxes. The Issuer shall pay all taxes (other than Federal, state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Warrants and Warrant Stock hereunder or in connection with any modification of this Agreement or the Warrants and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Issuer under this Section 12.02 shall survive any redemption, repurchase or acquisition of Warrants or Warrant Stock by the Issuer, any termination of this Agreement, and any cancellation or termination of the Warrants.

                12.03 Replacement of Instruments. Upon receipt by the Issuer of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants or Warrant Stock, and

                 (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that, if the Issuer's Common Stock is not at the time publicly traded and the owner of the same is any Investor or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or

                (b) in the case of mutilation, upon surrender or cancellation thereof, the Issuer, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

                12.04 Indemnification. The Issuer shall indemnify and hold harmless each of the Investor and the Holders and each of their respective directors, officers, employees, shareholders, Affiliates and agents (each, an "indemnified person") on demand from and against any and all losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) and expenses that arise out of, result from, or in any way relate to, this Agreement or the Warrants, or in connection with the other transactions contemplated hereby and thereby, and to reimburse each indemnified person, upon its demand, for any legal or other expenses incurred in connection with investigating, defending or participating in the defense of any such loss, claim, damage, liability, action or other proceeding (whether or not such indemnified person is a party to any action or proceeding out of which any such expenses arise), other than any of the foregoing claimed by any indemnified person to the extent incurred by reason of the gross negligence or willful misconduct of such indemnified person. No indemnified person shall be responsible or liable to either the Issuer or any other Person for any damages which may be alleged as a result of or relating to this Agreement or the Warrants (other than in connection with a breach of this Agreement), or in connection with the other transactions contemplated hereby and thereby. Any claim for indemnity in connection with or relating to a registration of securities pursuant to Section 7 hereof shall be governed by Section 7.06 hereof, without regard to the provisions of this Section 12.04.

                12.05 Inspection Rights. At any time prior to a Qualified IPO, the Issuer shall afford, and shall cause its Subsidiaries to afford, any Holder or its authorized agents, access, at reasonable times, upon reasonable prior notice, (i) to inspect the books and records of the Issuer and its Subsidiaries, (ii) to discuss with management of the Issuer and its Subsidiaries the business and affairs of the Issuer and its Subsidiaries, and (iii) to inspect the properties of the Issuer and its Subsidiaries.

     SECTION 13. Other Covenants of Issuer. The Issuer agrees with each Holder that, so long as any of the Warrants and/or Warrant Stock shall be utstanding:

                13.01 Financial Statements, Etc. The Issuer shall deliver the information specified below to each Holder:

                (a) within 90 days after the end of each fiscal year of the Issuer, its audited consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, together with, in the case of such consolidated financial statements, the report thereon by the Issuer's independent public accountants of recognized national standing (without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Issuer and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and, in the case of such consolidating financial statements, certified by its chief financial officer as presenting fairly in all material respects the financial condition and results of operations of the Issuer and each of its consolidated subsidiaries in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                (b) within 45 days after the end of each month, the Issuer's consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by its chief financial officer as presenting fairly in all material respects the financial condition and results of operations of the Issuer and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                (c) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Issuer or any Subsidiary with the Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Issuer to its Shareholders generally; and

                13.02 Repurchases and Redemption. Except as otherwise specifically provided herein and other than repurchase or redemption of shares of Common Stock from management, the Issuer shall not effect any repurchase or redemption of shares of Common Stock and shall cause its Subsidiaries not to effect any repurchase or redemption of shares of Common Stock from any Shareholder, other than on a pro rata basis from all Shareholders and Holders of Warrants participating in such repurchase or redemption at the same type and amount of consideration. Any repurchase or redemption of shares of Common Stock shall include Warrant Stock.

                13.03 Transactions with Affiliates. Except as expressly permitted by this Agreement, the Issuer shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Issuer or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Issuer and its wholly owned Subsidiaries not involving any other Affiliate or (c) any transactions or arrangements existing on the date hereof.

                13.04 Restrictions on Performance. The Issuer shall not at any time enter into an agreement or other instrument limiting in any manner its ability to perform its obligations under this Agreement or the Warrants, or making such performance or the issuance of Warrant Stock upon the exercise of any Warrant a default under any such agreement or instrument other than the Senior Subordinated Credit Agreement and the Senior Credit Agreement and refinancings thereof with an increase in principal and instruments relating to Issuer's proposed issuance of certain high-yield notes which will be used to refinance Issuer's Indebtedness under the Senior Subordinated Credit Agreement.

                13.05 Modification of Other Equity Documents. The Issuer shall not amend or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in any manner which would have an adverse effect on the Warrant Stock Holders, in each case without the prior written consent of the Majority Warrant Stock Holders. Without limiting the generality of the foregoing, the Issuer shall not amend, or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in a way which would (i) restrict the transferability of the Warrants and the Warrant Stock, (ii) restrict the transferability of the rights of any Holder in this Agreement to any transferee of all or a portion of such Holder's Warrants and/or Warrant Stock or (iii) require any consent or other approval of any Person to the exercise of the Warrants by any Holder, the issuance of Warrant Stock upon such exercise or the admission of such Holder as a member of the Issuer upon such exercise.

     SECTION 14. Right to Purchase Equity Securities.

                (a) Following the Closing Date the Issuer shall not issue any Equity Securities (except by way of stock dividends or other distributions or offerings made available to holders of shares of Common Stock generally) unless, prior to such issuance, the Issuer offers Holders of Warrants or Warrant Stock the right to participate proportionately according to such Holder's pro rata share as of the date of issuance of any such Equity Securities (the "Date of Issuance") and on the same terms and conditions and at the same per unit price (the "Issue Price"). The Issuer shall give written notice to all Holders of Warrants or Warrant Stock of any such issuance as far in advance of the Date of Issuance as possible, but in no event less than 10 days in advance of the Date of Issuance (a

"Notice of Issuance"). The Notice of Issuance will describe in reasonable detail the terms and conditions of the proposed issuance, including the Issue Price, the maximum number of Equity Securities that such Holder will be entitled to purchase (assuming for this purpose only that such Holder's pro rata share does not change between the date of the giving of such notice and the Date of Issuance) on the Date of Issuance. Notwithstanding the foregoing, each Holders' preemptive right set forth above shall not apply to any Equity Securities issued (i) in connection with a merger, acquisition or other business combination transaction approved by the Board, (ii) in sales to management employees pursuant to the Option Plan or otherwise, up to a maximum of 1,000,000 shares of Common Stock in the aggregate (subject to adjustment for stock splits), (iii) in connection with an underwritten public offering, or (iv) in connection with any debt financing that would otherwise not be available to the Issuer on similar terms in absence of such Equity Securities.

                (b) Each Holder of Warrants or Warrant Stock shall have the option to elect to purchase all or part of such Holder's Pro Rata Share of the Equity Securities described in a Notice of Issuance at the Issue Price and on the other terms contained in the Notice of Issuance by notifying the Issuer in writing (an "Election Notice") at least two business days prior to the Date of Issuance (the "Election Period"), at which time such Holder (or such designee) shall become irrevocably bound (subject to the satisfaction of all regulatory requirements) to purchase such Equity Securities. Each Election Notice will indicate the number of units that such Holder elects to purchase.

                (c)        Any purchase and sale pursuant to the
provisions of this Section 14 shall occur on the Date of Issuance at the principal offices of the Issuer unless otherwise agreed, subject to the satisfaction of all regulatory requirements. At any closing of a purchase and sale in accordance with this Section 14, the Issuer will deliver certificates evidencing the Equity Securities to be so purchased against delivery by such Holder of an amount equal to the number of units that such Holder has elected to purchase multiplied by the Issue Price. Such amount will be payable in immediately available United States funds. The Issuer and such Holder will use their best efforts to accomplish the satisfaction of all regulatory requirements with respect to such purchase, and the date on which such purchase and sale must be completed in accordance with this
Section 14 will be extended automatically until such time as each applicable Governmental Authority has given a final determination permitting or prohibiting or otherwise denying necessary authorization for such purchase and, in the case of a favorable determination, for an additional five (5) business days.

                (d) The failure of any Holder to exercise its right to purchase Equity Securities under this Section 14 in connection with any one issuance of Equity Securities by the Issuer will not, in any manner, waive or otherwise impair the rights of such Holder to purchase such Holder's Pro Rata Share in connection with any other proposed issuance of Equity Securities to which this Section 14 is applicable.

                (e)        Notwithstanding anything contained in this
Section 14 to the contrary, the Issuer may at any time, regardless of whether an Election Notice has been given, prior to the Date of Issuance abandon an offering as to which it has given a Notice of Issuance, in which case the Holders shall have no further right to purchase the Equity Securities described in such Notice of Issuance.

     SECTION 15. Miscellaneous.

                15.01 Home Office Payment. Notwithstanding anything to the contrary in this Agreement or the Warrants, so long as any Investor or any nominee designated by it shall be a Holder, the Issuer shall punctually pay all amounts which become due and payable with respect to any Warrant or Warrant Stock to such Investor at the address registered on the books of the Issuer maintained for such purpose, or at such other place and in such manner as such Investor may designate by notice to the Issuer, without presentation or surrender of such Warrant or the making of any notation thereon. Each Investor agrees that prior to the sale, transfer or other disposition of a part of any Warrant, it will make notation thereon of the number of shares of Warrant Stock covered by the part of the Warrant sold, transferred or disposed, or surrender the same in exchange for a Warrant covering the number of shares of Warrant Stock remaining on the Warrant so surrendered. The Issuer agrees that the provisions of this
Section 15.01 shall inure to the benefit of any other Holder registered on the books of the Issuer.

                15.02 Waiver. No failure on the part of any Investor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Warrants shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Warrant preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                15.03      Notices.

                (a) All notices, requests and other communications provided for herein and the Warrants (including any waivers or consents under this Agreement and the Warrants) shall be given or made in writing,

                (i)   if to the Issuer:

                 Address for Notices:

                     Outsourcing Services Group
                     Attention: Chief Financial Officer, Inc.
                     425 South Ninth Avenue
                     City of Industry, California 91746
                     Telephone:  626-968-8531
                     Facsimile:   626-336-4605

             (ii)    if to Chase Manhattan Capital, L.P.:

                     Chase Manhattan Capital, L.P.
                     c/o Chase Capital Partners
                     Attention: Richard D. Waters, Jr.
                     380 Madison Avenue, 12th Floor
                     New York, New York 10017
                     Telephone: 212-622-3096
                     Facsimile:  212-622-3950

             (iii)   if to any other Person who is the registered
                     Holder of any Warrants or Warrant Stock, to the address for such Holder as it appears in the stock or warrant ledger of the Issuer;

or, in the case of any Holder, at such other address as shall be designated by such party in a notice to the Issuer; or, in the case of the Issuer, at such other address as the Issuer may designate in a notice to the Investor and all other Holders.

                (b)        All such notices, requests and other
communications shall be: (i) personally delivered, sent by courier guaranteeing overnight delivery or sent by registered or certified mail, return receipt requested, postage prepaid, in each case given or addressed as aforesaid; and (ii) effective upon receipt.

                15.04 Expenses, Etc. The Issuer agrees to pay or reimburse the Investor and the Holders for: (a) all reasonable out-of-pocket costs and expenses of the Investor and the Holders (including the reasonable fees and expenses of Millbank, Tweed, Hadley & McCloy, special New York counsel to the Investor), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the issuance of Warrants hereunder, and (ii) any amendment, modification or waiver of (or consents in respect of) any of the terms of this Agreement or the Warrants; and (b) all reasonable costs and expenses of the Investor and the Holders (including reasonable legal fees and expenses) in connection with (i) any default by the Issuer hereunder or under the Warrants or any enforcement proceedings resulting therefrom, and (ii) the enforcement of this Section 15.04.

                15.05 Amendments, Etc. This Agreement amends and restates the Warrant Agreement dated as of June 30, 1997 between the parties. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Issuer and the holders of two-thirds of the Warrant Stock issued or issuable upon exercise of the Warrants; provided, however, that (a) the consent of the holders of any Warrant Stock or Warrants shall not be required with respect to any amendment or waiver which does not affect the rights or benefits of such class under this Agreement, and (b) no such amendment or waiver shall, without the written consent of all holders of such Warrant Stock and Warrants at the time outstanding, amend this Section 15.05.

                15.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                15.07 Survival. All representations and warranties made by the Issuer herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Investor and shall survive the issuance of the Warrants or the Warrant Stock regardless of any investigation made by or on behalf of the Investor. All statements in any such certificate or other instrument so delivered shall constitute representations and warranties by the Issuer hereunder. All representations and warranties made by the Investor herein shall be considered to have been relied upon by the Issuer and shall survive the issuance to the Investor of the Warrants or the Warrant Stock regardless of any investigation made by the Issuer or on its behalf.

                15.08 Specific Performance. Damages in the event of breach of this Agreement by a Holder or the Issuer would be difficult, if not impossible, to ascertain, and it is therefore agreed that each Holder and the Issuer, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each Holder and the Issuer hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude the Holders or the Issuer from pursuing any other rights and remedies at law or in equity which the Holders or the Issuer may have.

                15.09 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                15.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart signature page or counterpart.

                15.11      Governing Law.  This Agreement shall be
governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflicts of law principles thereof, except to the extent that New York conflicts of laws principles would apply the Delaware General Corporation Law to matters relating to corporations organized thereunder.

                15.12 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                15.13 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and together with the Warrant contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.



                         (Signature Page Follows)




                   [SIGNATURE PAGE   WARRANT AGREEMENT]


                IN WITNESS WHEREOF, the parties hereto have duly executed this Warrant Agreement as of the date first above written.

                                  OUTSOURCING SERVICES GROUP, INC.


                                  By:  /s/ Joseph Sortais
                                     ------------------------------------
                                  Name: Joseph Sortais
                                        ---------------------------------
                                  Title: Chief Financial Officer
                                         --------------------------------


                                  CHASE MANHATTAN CAPITAL, L.P.

                                  By: /s/ John M.B. O'Connor
                                     ------------------------------------
                                  Name: John M.B. O'Connor
                                       ----------------------------------
                                  Title: General Partner
                                        ---------------------------------